Exhibit 25.3

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) _______


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip Code)


                           Ohio Casualty Corporation
              (Exact name of obligor as specified in its charter)


Ohio                                                      31-0783294
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

9450 Seward Road                                          45014
Fairfield, Ohio                                           (Zip Code)
(Address of principal executive offices)

                         _____________________________
                  Guarantee of Trust Preferred Securities of
                         Ohio Casualty Capital Trust I
                      (Title of the indenture securities)


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1.       General information. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

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                   Name                             Address
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        Superintendent of Banks of the                2 Rector Street,
        State of New York                             New York, N.Y. 10006, and
                                                      Albany, N.Y. 12203

        Federal Reserve Bank of New York              33 Liberty Plaza,
                                                      New York, N.Y. 10045

        Federal Deposit Insurance Corporation         Washington, D.C. 20429

        New York Clearing House Association           New York, New York 10005


         (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                   SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of April, 2003.


                                                THE BANK OF NEW YORK


                                                By:  /s/ STACEY POINDEXTER
                                                     ------------------------
                                                Name:   STACEY POINDEXTER
                                                Title:  ASSISTANT TREASURER

                                                                     EXHIBIT 7
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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                                   Dollar Amounts
ASSETS                                                                                             In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin............                                    $4,706,760
   Interest-bearing balances.....................................                                     4,418,381
Securities:
   Held-to-maturity securities...................................                                       954,049
   Available-for-sale securities.................................                                    16,118,007
Federal funds sold in domestic offices...........................                                       460,981
Securities purchased under agreements to resell..................                                       837,242
Loans and lease financing receivables:
   Loans and leases held for sale................................                                       765,097
   Loans and leases, net of unearned income...............                                           31,906,960
   LESS: Allowance for loan and lease losses.............                                               798,223
   Loans and leases, net of unearned
      income and allowance.......................................                                    31,108,737
Trading Assets...................................................                                     6,969,387
Premises and fixed assets (including capitalized leases).........                                       823,932
Other real estate owned..........................................                                           660
Investments in unconsolidated subsidiaries and associated
   companies.....................................................                                       238,412
Customers' liability to this bank on acceptances outstanding.....                                       307,039
Intangible assets................................................
   Goodwill......................................................                                     2,003,150
   Other intangible assets.......................................                                        74,880
Other assets.....................................................                                     5,161,558
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Total assets.....................................................                                   $74,948,272
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LIABILITIES
Deposits:
   In domestic offices...........................................                                   $33,108,526
   Noninterest-bearing.................................                                              13,141,240
   Interest-bearing....................................                                              19,967,286
   In foreign offices, Edge and Agreement subsidiaries,
         and IBFs..................................................                                  22,650,772
   Noninterest-bearing....................................                                              203,426
   Interest-bearing......................................                                            22,447,346
Federal funds purchased in domestic offices......................                                       513,773
Securities sold under agreements to repurchase...................                                       334,896
Trading liabilities..............................................                                     2,673,823
Other borrowed money:
   (includes mortgage indebtedness and obligations under
   capitalized leases).......                                                                           644,395
Bank's liability on acceptances executed and outstanding.........                                       308,261
Subordinated notes and debentures................................                                     2,090,000
Other liabilities................................................                                     5,584,456
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Total liabilities................................................                                   $67,908,902
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Minority interest in consolidated subsidiaries...................                                       519,470

EQUITY CAPITAL
Perpetual preferred stock and related surplus....................                                             0
Common stock.....................................................                                     1,135,284
Surplus..........................................................                                     1,056,295
Retained earnings................................................                                     4,208,213
Accumulated other comprehensive income.........                                                        (120,108)
Other equity capital components.....................                                                          0
Total equity capital.............................................                                     6,519,900
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Total liabilities minority interest and equity capital...........                                   $74,948,272
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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                             Thomas J. Mastro,
                                         Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi       ]
Gerald L. Hassell     ]
Alan R. Griffith      ]              Directors


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